UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2008

WILMINGTON TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14659	51-0328154

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware	19890

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(302) 651-1000

(Former names or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On March 27, 2008, Wilmington Trust Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as representatives of the several underwriters listed therein (the “Underwriters”). Under the Underwriting Agreement, the Company agreed to sell to the Underwriters $200,000,000 principal amount of its 8.50% Subordinated Notes due 2018 pursuant to the Company’s registration statement on Form S-3 (File No. 333-147694). This offering will result in proceeds to the Company, net of underwriting discounts and commissions, of approximately $198,700,000.
The foregoing summary is qualified in its entirety by reference to the text of the Underwriting Agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated March 27, 2008, among Wilmington Trust Corporation, J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriting Agreement”)

4.1	Indenture relating to Subordinated Debt Securities dated as of May 4, 1998 between Wilmington Trust Corporation and Norwest Bank Minnesota, National Association (the “Indenture”), has been filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-3 filed with the Commission on November 29, 2007 (SEC File No. 333-147964) and is incorporated by reference herein

4.2	Form of 8.50% Subordinated Note due 2018

4.3	Form of Officers’ Certificate pursuant to the Indenture, dated April 1, 2008, establishing the terms of the 8.50% Subordinated Notes due 2018

5.1	Opinion of Gerard A. Chamberlain, Vice President and Counsel of the Company, regarding the legality of the Notes issued pursuant to the Underwriting Agreement, dated April 1, 2008

12.1	Computation of ratio of earnings to fixed charges

23.1	Consent of Gerard A. Chamberlain (included in Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILMINGTON TRUST CORPORATION

Dated: April 1, 2008	By:	/s/ David R. Gibson

		Name:	David R. Gibson,
		Title:	Executive Vice President Chief Financial Officer (Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated March 27, 2008, among Wilmington Trust Corporation, J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriting Agreement”)

4.1	Indenture relating to Subordinated Debt Securities dated as of May 4, 1998 between Wilmington Trust Corporation and Norwest Bank Minnesota, National Association (the “Indenture”), has been filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-3 filed with the Commission on November 29, 2007 (SEC File No. 333-147964) and is incorporated by reference herein

4.2	Form of 8.50% Subordinated Note due 2018

4.3	Form of Officers’ Certificate pursuant to the Indenture, dated April 1, 2008, establishing the terms of the 8.50% Notes due 2018

5.1	Opinion of Gerard A. Chamberlain, Vice President and Counsel of the Company, regarding the legality of the Notes issued pursuant to the Underwriting Agreement, dated April 1, 2008

12.1	Computation of ratio of earnings to fixed charges

23.1	Consent of Gerard A. Chamberlain (included in Exhibit 5.1)

4